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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 25, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                        1-2572                  73-1520922
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. (the Company) announced the retirement of its vice president, chief financial officer, and treasurer, Jerry D. Neal, effective March 31, 1999. Mr. Neal will be replaced by James C. Kneale, president and chief operating officer of Oklahoma Natural Gas Company.

                  In the same announcement, Edmund J. Farrell, vice president of ONEOK Gas Marketing, was named president and chief operating officer of Oklahoma Natural Gas Company.

                  On January 21, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 1.a and incorporated herein by reference.

Item 6.           Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
No.               Description

1.a               Press release issued by ONEOK, Inc. dated January 21, 1999

Item 8-9.         Not Applicable





















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 25th of January, 1999.


                                        ONEOK Inc.

                                        By: Jerry D. Neal
                                            ----------------------------------
                                            Vice President, Chief Financial
                                            Officer, and Treasurer
















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                               Index to Exhibits

Exhibit
Number                Description
-------               -----------

  1.a                 Press Release issued by ONEOK, Inc., dated January 21,
                      1999